State Street Research
Capital Fund
Prospectus
January 29, 1996

The investment objective of State Street Research Capital Fund (the "Fund") is to seek maximum capital appreciation by investing primarily in common stocks (and preferred stocks and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and of companies considered to be undervalued special situations, as determined by the Fund's investment manager.

  State Street Research & Management Company (the "Investment Manager") serves as investment adviser to the Fund. As of November 30, 1995, the Investment Manager had assets of approximately $28.3 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.

  Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

  There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of the Fund's shares fluctuates as market conditions change.

  Because of the Fund's investment policies, the Fund is subject to above-average risks. The Fund generally is designed for investors who want an aggressive investment and can tolerate volatility and possible losses. An investment in the Fund should be part of a balanced investment program which includes more conservative investments.

  This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated January 29, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge upon request to the Fund at the address indicated on the cover or by calling 1-800-562-0032.

  The Fund is a diversified series of State Street Research Capital Trust (the "Trust"), an open-end management investment company.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

  THE FUND MAY ENGAGE IN SHORT-TERM TRADING, WHICH MAY BE CONSIDERED A SPECULATIVE ACTIVITY AND INVOLVE GREATER RISK AND ADDITIONAL COST TO THE FUND.

 Table of Contents                         Page
--------------------------------------    -------
Table of Expenses                            2
Financial Highlights                         4
The Fund's Investments                       6
Limiting Investment Risk                     8
Purchase of Shares                           9
Redemption of Shares                        18
Shareholder Services                        20
The Fund and its Shares                     23
Management of the Fund                      24
Dividends and Distributions; Taxes          25
Calculation of Performance Data             26
--------------------------------------      -----

  The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

  Class A shares are subject to (i) an initial sales charge of up to 4.5% and
(ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

  Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase, and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

  Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

  Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses


                                                                    Class A      Class B     Class C      Class D
                                                                    ----------    --------    --------   ----------
Shareholder Transaction Expenses (1)
  Maximum Sales Charge Imposed on Purchases
     (as a percentage of offering price)                               4.5%        None        None         None
  Maximum Sales Charge Imposed on Reinvested Dividends
     (as a percentage of offering price)                              None         None        None         None
  Deferred Sales Charge (as a percentage of original purchase
     price or redemption proceeds, as applicable)                     None (2)        5%       None            1%
  Redemption Fees (as a percentage of amount redeemed, if
     applicable)                                                      None         None        None         None
  Exchange Fee                                                        None         None        None         None
Annual Fund Operating Expenses
   (as a percentage of average net assets)
  Management Fees                                                     0.75%        0.75%       0.75%        0.75%
  12b-1 Fees                                                          0.25%        1.00%       None         1.00%

  Other Expenses                                                      0.33%        0.33%       0.33%        0.33%
                                                                     --------      ------      ------      -------
    Total Fund Operating Expenses                                     1.33%        2.08%       1.08%        2.08%
                                                                     ========      ======      ======      ========

----------------
(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in a class of shares with a distribution fee may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

Example:

  You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

                       1 Year     3 Years     5 Years     10 Years
                       --------    --------   --------   ----------
Class A shares          $58         $85         $115        $198
Class B shares (1)      $71         $95         $132        $222
Class C shares          $11         $34         $ 60        $132
Class D shares          $31         $65         $112        $241

  You would pay the following expenses on the same investment, assuming no redemption:

                       1 Year     3 Years     5 Years     10 Years
                       --------    --------   --------   ----------
Class B shares (1)      $21         $65         $112        $222
Class D shares          $21         $65         $112        $241

----------------
(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.


The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

  The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table are based on experience with expenses for the fiscal year ended September 30, 1995; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

Financial Highlights

The data set forth below has been examined by Coopers & Lybrand L.L.P., independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information. The Fund's registration under the Investment Company Act of 1940 was effective in March 1984 and its registration under the Securities Act of 1933 was effective in November 1987.



                                                Class C
                                        Year ended September 30
                                ----------------------------------------
                                1995**     1994       1993       1992
-------------------------------------------------------------------------
Net asset value,
   beginning of year           $  9.99   $ 10.46    $  7.96     $  7.74
Net investment
   income (loss)                  (.01)     (.03)      (.06)       (.06)
Net realized and
   unrealized gain (loss)
   on investments                 3.72       .31       3.90         .63
Dividends from net
  investment income                 --        --         --          --
Distributions from net
   realized gains                 (.04)     (.75)     (1.34)       (.35)
                                  ----      ----      -----      -------
Net asset value, end of year   $ 13.66   $  9.99    $ 10.46     $  7.96
                                  ====      ====      =====      =======
Total return+                    37.30%     2.91%     55.46%       7.34%
Net assets at end
   of year (000s)              $47,553   $23,967    $18,342     $11,654
Ratio of expenses to
   average net assets             1.08%     1.16%      2.11%       1.54%
Ratio of net investment
   income (loss) to
   average net assets            (0.07)%   (0.32)%    (1.30)%     (0.86)%
Portfolio turnover rate         214.59%   167.08%    129.57%     124.94%

                                                            Class C
                                                    Year ended September 30
                                ----------------------------------------------------------------
                                  1991       1990       1989       1988       1987       1986
------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year            $  5.03    $  6.72    $  5.00    $  8.99    $  8.57     $  6.39
Net investment
   income (loss)*                  (.08)      (.03)      (.01)      (.01)      (.05)       (.07)
Net realized and
   unrealized gain (loss)
   on investments                  2.79      (1.31)      1.73      (1.80)      2.88        2.29
Dividends from net
  investment income                  --         --         --         --         --        (.02)
Distributions from net
   realized gains                    --       (.35)        --      (2.18)     (2.41)       (.02)
                                  -----      -----      -----      -----      -----      -------
Net asset value, end of year    $  7.74    $  5.03    $  6.72    $  5.00    $  8.99     $  8.57
                                  =====      =====      =====      =====      =====      =======
Total return+                     53.88%    (20.81)%    33.93%    (13.96)%    42.63%      34.70%
Net assets at end
   of year (000s)               $10,939    $ 7,440    $ 9,479    $ 7,422    $10,556     $ 7,633
Ratio of expenses to
   average net assets              1.88%      1.93%      1.98%      1.98%      1.67%       1.59%
Ratio of net investment
   income (loss) to
   average net assets             (1.14)%    (0.54)%    (0.14)%    (0.17)%    (0.70)%     (0.78)%
Portfolio turnover rate          219.62%    259.27%    242.88%    272.09%    268.00%     162.80%


-------------
** Per-share figures have been calculated using the average shares method.
 + Total return figures do not reflect any front-end or contingent deferred sales charges.

                                                          Class A                                     Class B
                                             --------------------------------------   ------------------------------------------
                                                                February 17, 1993                             March 15, 1993
                                               Year ended         (Commencement           Year ended           (Commencement
                                              September 30        of Share Class         September 30         of Share Class
                                             ----------------    Designations) to      -----------------     Designations) to
                                            1995**     1994     September 30, 1993     1995**     1994      September 30, 1993
                                             ------    ------    ------------------    -------    ------   ---------------------
Net asset value, beginning of year         $  9.92   $ 10.43         $  8.03         $   9.82   $ 10.40           $  8.68
Net investment loss                           (.04)     (.04)           (.03)            (.12)     (.08)             (.04)
Net realized and unrealized gain on
   investments                                3.69       .28            2.43             3.63       .25              1.76
Distributions from net realized gains         (.04)     (.75)             --             (.04)     (.75)               --
                                              ----      ----     -----------------      -----      ----     -------------------
Net asset value, end of year               $ 13.53   $  9.92         $ 10.43         $  13.29   $  9.82           $ 10.40
                                              ====      ====     =================      =====      ====     ===================
Total return                                 36.95%+    2.51%+         24.61%++         35.90%+    1.79%+           19.82%+++
Net assets at end of year (000s)           $55,250   $19,891         $ 7,251         $203,446   $73,354           $16,044
Ratio of expenses to average net assets       1.33%     1.41%           2.43%++          2.08%     2.16%             3.16%++
Ratio of net investment loss to average
   net assets                                (0.34)%   (0.55)%         (1.43)%++        (1.10)%   (1.28)%           (2.15)%++
Portfolio turnover rate                     214.59%   167.08%         129.57%          214.59%   167.08%           129.57%

                                                         Class D
                                           -------------------------------------
                                                                March 15, 1993
                                             Year ended          (Commencement
                                            September 30        of Share Class
                                           ----------------    Designations) to
                                           1995**     1994    September 30, 1993
                                           ------    ------   ------------------
Net asset value, beginning of year       $  9.83   $ 10.39       $   8.68
Net investment loss                         (.12)     (.09)          (.04)
Net realized and unrealized gain on
   investments                              3.64       .28           1.75
Distributions from net realized gains       (.04)     (.75)            --
                                            ----      ----     -----------------
Net asset value, end of year             $ 13.31   $  9.83       $  10.39
                                            ====      ====     =================
Total return                               36.07%+    2.00%+        19.70%+++
Net assets at end of year (000s)         $95,797   $37,783       $  5,011
Ratio of expenses to average net assets     2.08%     2.16%          3.16%++
Ratio of net investment loss to average
   net assets                              (1.09)%   (1.28)%        (2.16)%++
Portfolio turnover rate                   214.59%   167.08%        129.57%

--------------
** Per-share figures have been calculated using the average shares method.
++ Annualized.
+ Total return figures do not reflect any front-end or contingent deferred sales charges.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.

The Fund's Investments

The Fund's investment objective is to seek maximum capital appreciation by investing primarily in common stocks (and preferred stocks and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and of companies considered to be undervalued special situations, as determined by the Fund's investment manager. The investment objective is a fundamental policy that may not be changed without approval of the Fund's shareholders.

  In seeking to achieve its investment objective, the Fund invests at least
65% of its total assets under normal circumstances in the common stock (and preferred stocks and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and companies considered to be undervalued special situations. The Investment Manager considers emerging growth companies to be those companies which are less mature and have the potential to grow substantially faster than the economy. The Investment Manager considers undervalued special situations to include common stocks of companies, such as larger, more mature companies, which trade at prices believed by the Investment Manager to be below the companies' intrinsic values and which therefore offer the potential for above-average investment returns. A special situation company is one which, because of unique circumstances such as, for example, a particular business niche it fills, is an attractive investment even though it is not in the emerging growth stage. In selecting such investments, the Investment Manager considers a variety of factors, any one of which may be determinative. These include a company's expected growth in earnings, relative financial condition and cash flow, competitive position, management and business strategy, overall potential as an enterprise, entrepreneurial character, and new or innovative products, services or processes. The capitalization of the companies in which the Fund invests can range across the full spectrum from small to large capitalization, with varying or high proportions from time to time in different capitalization segments.

  Under normal circumstances, the Fund expects to be fully invested in equity securities as described above. However, the Fund may, consistent with its investment objective, also invest at any time up to 35% of its total assets in other equity and debt securities, such as those issued by more mature companies which are not special situation companies, and U.S. Government securities. The Fund will purchase investment grade debt securities (i.e., rated at the time of purchase AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")), or securities that are not rated but considered by the Investment Manager to be of equivalent investment quality. The debt securities, which may have differing maturities and fixed or floating interest rates, will be U.S. Government securities or issued by larger capitalization issuers. For more information on debt ratings, see the Statement of Additional Information.

Investment Practices

Foreign Investments

The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the securities of foreign issuers. Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

  ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

  ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

  The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

  It is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund does not presently expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

  For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions

In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by a counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.

Other Investment Policies


The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

  The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

  The Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices, enter into repurchase agreements and purchase securities on a "when issued" or forward commitment basis. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums on open positions with respect to futures and options used for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

  The Fund may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

  The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate involves greater transaction costs, relative to other funds in general, and may have tax and other consequences as well. See the Statement of Additional Information.

  Because the Fund invests primarily in emerging growth and special situation companies, an investment in the Fund involves greater than average risks and the value of the Fund's shares may fluctuate more widely than the value of shares of a fund that invests in more established companies. Securities held by the Fund, particularly those traded over-the-counter, may have limited marketability and may be subject to more abrupt or erratic market movements over time than securities of larger, more seasoned companies or the market as a whole. The issuers of over-the-counter securities may have limited product lines, markets and financial resources, may be dependent on entrepreneurial management, typically reinvest most of their net income in the enterprise and typically do not pay dividends.

Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions. Under the fundamental restrictions the Fund may not (a) purchase a security of any one issuer (other than securities issued by the U.S. Government or its instrumentalities), if such purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; (b) purchase for its portfolio a security of any one issuer if such purchase would cause more than 10% of any class of securities of such issuer to be held by the Fund; or (c) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry with certain designated exceptions such as in the case of the U.S. Government.

The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities of the Fund means the vote (A) of 67 per centum or more of the voting securities present at a meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of the Fund, whichever is less.

Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of the Fund's net assets in illiquid securities including repurchase agreements extending for more than seven days and may not invest more than 5% of the Fund's net assets in restricted securities excluding securities eligible for resale under Rule 144A under the Securities Act of 1933. Although many illiquid securities may also be restricted, and vice versa, compliance with each of these policies will be determined independently. The foregoing nonfundamental investment restrictions may be changed without a shareholder vote.

For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

  The Fund may hold up to 100% of its assets in cash or certain short-term securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. To the extent that the Fund's assets are held in a temporary defensive position, the Fund will not be achieving its investment objective. The types of short-term instruments in which the Fund may invest for such purposes are, as more fully described in the Statement of Additional Information: U.S. Government securities, custodial receipts, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.

 -----------------------------------------------------------------------------

Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 9 to 23 below.

 -----------------------------------------------------------------------------

 The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.
 -----------------------------------------------------------------------------

Purchase of Shares

Methods of Purchase

Through Dealers

Shares of the Fund are continuously offered through securities dealers who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

By Mail

Initial investments in the Fund may be made by mailing or delivering to the investor's securities dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.

  Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from the shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

  If the check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-521-6548 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

ABA #011000028
State Street Bank and Trust Company
Boston, MA
BNF = State Street Research Capital Fund
      and class of shares (A, B, C or D)
AC  = 99029761
OBI = Shareholder Name
      Shareholder Account Number
      Control #K (assigned by State
      Street Research Shareholder Services)

  In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.

  An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her securities dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.

  The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund in its sole discretion deems appropriate. The Fund reserves the right to suspend the sale of shares.

Minimum Investment

                                           Class of Shares
                                   -------------------------------
                                     A        B       C       D
                                    -----    -----    --   -------
Minimum Initial Investment
 By Wire                           $5,000   $5,000   (a)    $5,000
 IRAs                              $2,000   $2,000   (a)    $2,000
 By Investamatic                   $1,000   $1,000   (a)    $1,000
 All other                         $2,500   $2,500   (a)    $2,500
Minimum Subsequent Investment:
 By Wire                           $5,000   $5,000   (a)    $5,000
 IRAs                                 $50      $50   (a)       $50
 By Investamatic                      $50      $50   (a)       $50
 All other                            $50      $50   (a)       $50

(a) Special conditions apply; contact the Distributor.

  The Fund reserves the right to vary the minimums for initial or subsequent investments from time to time as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans such as for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Check Program).

Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding shares or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

  As described in greater detail below, securities dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

  The major differences among the various classes of shares are as follows:

                              Class A                  Class B            Class C         Class D
                              --------                 -------            -------         -------
Sales Charges            Initial sales            Contingent              None        Contingent
                         charge at time of        deferred sales                      deferred sales
                         investment of up to      charge of 5% to 2%                  charge of 1%
                         4.5% depending on        applies to any                      applies to any
                         amount of                shares redeemed                     shares redeemed
                         investment               within first five                   within one year
                                                  years following                     following their
                                                  their purchase; no                  purchase
                                                  contingent
                                                  deferred sales
                                                  charge after five
                                                  years

                         On investments of
                         $1 million or more,
                         no initial sales
                         charge; but
                         contingent deferred
                         sales charge of 1%
                         applies to any
                         shares redeemed
                         within one year
                         following their
                         purchase

Distribution Fee         None                     0.75% for first         None        0.75% each year
                                                  eight years; Class
                                                  B shares convert
                                                  automatically to
                                                  Class A shares
                                                  after eight years

Service Fee              0.25% each year          0.25% each year         None        0.25% each year

Initial Commission       Above described          4%                      None        1%
  Received by            initial sales
  Selling Securities     charge less 0.25%
  Dealers                to 0.50% retained
                         by Distributor

                         On investments of
                         $1 million or more,
                         0.25% to 1% paid to
                         dealer by
                         Distributor

In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

  Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

  An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

  Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. In addition, Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

  Only certain employee benefit plans and large institutions may make investments in Class C shares.

  Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to securities dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.

Class A Shares--Initial Sales Charges

Sales Charges

The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the securities dealer responsible for the sale.
------------------------------------------------------------
                   Sales          Sales
                   Charge         Charge
                  Paid By          Paid            Dealer
    Dollar       Investor      By Investor       Concession
   Amount of      As % of        As % of          As % of
   Purchase      Purchase       Net Asset         Purchase
  Transaction      Price          Value            Price
-----------------------------------------------------------
  Less than
  $100,000         4.50%          4.71%            4.00%
-----------------------------------------------------------
  $100,000 or
  above but
  less than
  $250,000         3.50%          3.63%            3.00%
-----------------------------------------------------------
  $250,000 or
  above but
  less than
  $500,000         2.50%          2.56%            2.00%
-----------------------------------------------------------
  $500,000 or
  above but
  less than
  $1 million       2.00%          2.04%            1.75%
-----------------------------------------------------------
                                                    See
  $1 million                                     following
  and above           0%             0%          discussion
-----------------------------------------------------------

  On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer a commission based on the aggregate of such sales as follows:

Amount of Sale                  Commission
--------------                  -----------
(a) $1 million to $3 million       1.00%
(b) Next $2 million                0.50%
(c) Amount over $5 million         0.25%

  On such sales of $1,000,000 or more, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).

  Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Securities dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.

Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Fund may be sold at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor, in the event the Distributor determines to implement such arrangements. Information on such arrangements and further conditions and limitations is available from the Distributor.

In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

Class B Shares--Contingent Deferred
 Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon certain redemptions of Class B shares as described below.

  The Distributor will pay securities dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.

  Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                             Contingent Deferred Sales
                              Charge As A Percentage
                                Of Net Asset Value
Redemption During                  At Redemption
------------------------   ---------------------------

1st Year Since Purchase                   5%
2nd Year Since Purchase                   4%
3rd Year Since Purchase                   3%
4th Year Since Purchase                   3%
5th Year Since Purchase                   2%
6th Year Since Purchase                 None
  and Thereafter

  In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers described above at any time. For example, the Fund may limit the application of multiple waivers.

Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.

  Class C shares are only available for new investments by certain employee benefit plans and large institutions. See the Statement of Additional Information. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.

  Class C shares may be also issued in connection with mergers and acquisitions involving the Fund, and under certain other circumstances as described in this Prospectus (e.g., see "Shareholder Services--Exchange Privilege").

  Shares held prior to February 17, 1993 are deemed to be Class C shares, but shareholders thereof may not acquire additional Class C shares except through reinvestment of dividends and distributions. Class C shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.

Class D Shares--Spread Sales Charges

The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus, the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays securities dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.

  Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by the Fund are valued at the last reported sale price as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Fund may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less that have a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.

Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

Class      Service Fee     Distribution Fee
-----      -----------     ----------------
  A           0.25%              None
  B           0.25%              0.75%
  C           None               None
  D           0.25%              0.75%

  Some or all of the service fees are used to reimburse securities dealers (including securities dealers that are affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance of shareholder accounts.

  The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers.

  The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

  Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

  A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the applicable net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges, the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-521-6548 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

  The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

  To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

  The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

  The Fund's Open Account System provides the following options:

  1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to Shareholder Services under the terms set forth above under "Purchase of Shares."

  2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

     (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

     (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

     (c) All income dividends and capital gains distributions in cash.

     (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

  Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, the account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of the acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

  For the convenience of its shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-521-6548. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.

  The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

  The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

  Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The rein-vestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans

The Investamatic Check Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

  The Distributor also offers IRAs and tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect by participating in the Fund's Systematic Withdrawal Plan to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

  In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

  Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all of their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the investment is made is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.

Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

(1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

(2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

(3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-521-6548. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

(4) the privilege allowing the shareholder to make telephone purchases or redemptions transmitted via an electronic funds transfer system between the shareholder's bank and the Fund, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-521-6548. The documentation requires a signature guarantee.

  A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

  A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

  Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

  Shareholders may redeem or exchange shares by calling toll-free 1-800-521-6548. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-562-0032, 1-617-357-7805 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:
 Please call 1-800-521-6548

Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and its Shares

The Fund, originally organized as a Massachusetts corporation in 1967, is a diversified series of State Street Research Capital Trust (formerly, State Street Capital Trust), a Massachusetts business trust, formed in 1988. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission under the 1940 Act as an open-end management investment company. The fiscal year of the Fund is September 30.

  Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

  Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

  The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

  Under the Master Trust Agreement of the Trust, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding Trust shares can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

  Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.


Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, primary responsibility for the management and supervision of the Fund rests with the Trustees.

  The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

  The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

  The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan Life Insurance Company, and both are located at One Financial Center, Boston, Massachusetts 02111-2690.

  Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.75% (on an annual basis) of the average daily value of the net assets of the Fund. Such fee is higher than that charged by most mutual funds, but is believed by the Trustees to be justified given the considerable analysis and research necessary to manage the Fund in light of its investment objective and policies. The Fund bears all costs of its operation other than those incurred by the Investment
Manager under the Advisory Agreement. In particular, the Fund pays investment advisory fees, and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Trust, the Investment Manager or any of its affiliates. The Fund also incurs expenses payable to various states in connection with the offer and sale of the Fund's shares, and expenses for legal, custodian and transfer agent services, among other costs. The Investment Manager will reduce its management fee payable by the Fund up to the amount of any expenses (excluding permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses) paid or incurred in any year in excess of the most restrictive expense limitation imposed by any state in which the Fund sells shares, if any. Under the Advisory Agreement, the Investment Manager provides the Fund with office space, facilities and personnel. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.


  The Fund is managed by Frederick R. Kobrick. Mr. Kobrick has managed the Fund since 1985. Mr. Kobrick's principal occupation currently is, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

  Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

  The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes

The Fund qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income taxes on its income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

  The Fund declares dividends from net investment income annually and pays such dividends, if any, after year end. Distributions of capital gain net income will generally be made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method).

  The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income consists of qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of the Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.

  Dividends and other distributions and proceeds of redemptions of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

  The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data


From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C and Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare the performance of such classes to appropriate indices such as the NASDAQ Composite Average, the Russell 2000 Index, the Small Stock Index, Standard & Poor's 500 Stock Index (the "S&P 500"), Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages, such as the Lipper Capital Appreciation Fund Group average, compiled by Lipper Analytical Services, Inc., or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, the Wall Street Journal and Investor's Daily.


  Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated period that, if applied to a hypothetical $1,000 initial investment (less the maximum initial or contingent deferred sales charge, if applicable), would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. Standard total return may be accompanied by nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.

  The standard total return results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return, the results will be increased. Any voluntary waiver of fees or assumption of expenses by the Fund's affiliates will also increase performance results.

  The Fund commenced operations as a registered investment company in 1984. Shares of the Fund were first publicly available, to institutions and existing shareholders only, in 1987. The Fund commenced a continuous offering to the general public on February 17, 1993. During the period that shares of the Fund were not offered to the general public, the Fund was not subject to the cash inflows or higher level of redemptions or expenses that could occur when shares are continuously offered to the general public.

Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Because the performance of the Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor the Fund's performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.

  Shares of the Fund had no class designations until February 17, 1993, when Class A and Class C designations were assigned, and March 15, 1993 when Class B and Class D designations were assigned, based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for periods prior to such dates will not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such dates. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

      State Street Research
      Capital Fund
      One Financial Center
      Boston, MA 02111

      INVESTMENT ADVISER
      State Street Research &
      Management Company
      One Financial Center
      Boston, MA 02111

      DISTRIBUTOR
      State Street Research
      Investment Services, Inc.
      One Financial Center
      Boston, MA 02111

      SHAREHOLDER SERVICES
      State Street Research
      Shareholder Services
      P.O. Box 8408
      Boston, MA02266
      1-800-562-0032

      CUSTODIAN
      State Street Bank and
      Trust Company
      225 Franklin Street
      Boston, MA 02110

      LEGAL COUNSEL
      Mintz, Levin, Cohn, Ferris,
      Glovsky and Popeo, P.C.
      One Financial Center
      Boston, MA 02111

      INDEPENDENT ACCOUNTANTS
      Coopers & Lybrand L.L.P.
      One Post Office Square
      Boston, MA 02109


                         [STATE STREET RESEARCH LOGO]

                             State Street Research
                                  Capital Fund
                                January 29, 1996



                               P R O S P E C T U S



CF-522D-296IBS                                    CONTROL NUMBER:

                       STATE STREET RESEARCH CAPITAL FUND
                                   a Series of
                       STATE STREET RESEARCH CAPITAL TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                                January 29, 1996


                                TABLE OF CONTENTS
                                                                          Page

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS........................... 2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT
 TECHNIQUES............................................................... 5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS...........................15

RATING CATEGORIES OF DEBT SECURITIES......................................18

TRUSTEES AND OFFICERS.....................................................20

INVESTMENT ADVISORY SERVICES..............................................25

PURCHASE AND REDEMPTION OF SHARES.........................................27

NET ASSET VALUE...........................................................29

PORTFOLIO TRANSACTIONS....................................................30

CERTAIN TAX MATTERS.......................................................32

DISTRIBUTION OF SHARES OF THE FUND........................................34

CALCULATION OF PERFORMANCE DATA...........................................38

CUSTODIAN.................................................................40

INDEPENDENT ACCOUNTANTS...................................................40

FINANCIAL STATEMENTS......................................................41


      The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Capital Fund (the "Fund") dated January 29, 1996, which may be obtained without charge from the offices of State Street Research Capital Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.




CONTROL NUMBER:  1285C - 960129(0297)SSR-LD                       CF-879D-0196

               ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

      As set forth in part under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

      All of the Fund's fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

      (1) not to purchase the securities of any issuer if such purchase at the time thereof would cause more than five percent (5%) of the total assets of the Fund to be invested in the securities of any one issuer; but this restriction shall not apply to obligations of the government of the United States of America or to obligations of any corporation organized under a general Act of Congress if such corporation is an instrumentality of the United States;

      (2) not to purchase the securities of any issuer if such purchase at the time thereof would cause more than ten percent (10%) of any class of securities of such issuer (as disclosed by the last available financial statement of such issuer) to be held by the Fund;


      (3) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);


      (4) not to underwrite or participate in the marketing of securities of other issuers, although the Fund may, acting alone or in syndicates or groups purchase or otherwise acquire securities of other issuers for investment either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities;

      (5) not to make any investment in real property or real estate mortgage loans;


      (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;


      (7) not to purchase for, or retain in, its portfolio any security of an issuer if, to the knowledge of the Fund, those of its officers and directors and officers and directors of its investment adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer, when combined, own beneficially more than 5% of the securities of such issuer taken at market;

      (8)   not to issue senior securities;

      (9) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based directly or indirectly, on the credit of companies which invest in or sponsor such programs);

      (10) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall be excluded); and

      (11) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its net assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's net assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's net assets. The Board of Trustees may authorize the borrowing of money only on an unsecured basis for the general purposes of the Fund and may authorize the issue therefor of notes or debentures of the Fund, but no money shall be borrowed by the Fund except pursuant to the authority of the Board of Trustees, and no borrowings by the Fund shall be authorized to an aggregate amount greater than ten percent, as noted, of the net assets of the Fund.

      The following nonfundamental investment restrictions may be changed with respect to the Fund by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

      (1) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

      (2) not to invest in warrants more than 5% of the value of its total assets, taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value);

      (3) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments;


      (4) not invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years' continuous operations,
            (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

      (5) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

      (6) not to invest more than 15% of its net assets in restricted securities of all types (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of 1933);

      (7) not to purchase securities on margin or make short sales of securities except for short sales "against the box"; provided that the Fund may make short sales if such positions are fully collateralized and if not more than 5% of the Fund's net assets (taken at current value) are held as collateral for such short sales at any time; and, for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the purchase of securities on margin;

      (8) not to engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options; and

      (9) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.




                      ADDITIONAL INFORMATION CONCERNING
                        CERTAIN INVESTMENT TECHNIQUES


      Among other investments described below, the Fund may buy and sell domestic and foreign options, futures contracts, and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.


Futures Contracts
-----------------

      Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

      The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying assets fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

      At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

      Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which the Fund intends to purchase. Subject to the limitations described below, the Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities
---------------------

      The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

      Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices
-----------------------------

      The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

      Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts
----------------------------

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy
----------------

      A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

      A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity
-----------------------------------------------------

      The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of its securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) or subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

      Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

      Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might in some cases require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

      The Fund has undertaken with a state securities authority that, for so long as its shares are required to be registered for sale in such state, the Fund will invest only in options and futures that are issued by the Options Clearing Corporation or offered through the facilities of a national securities association or listed on a national securities or commodities exchange, except that the Fund may invest in unlisted options or futures when the desired options or futures are unavailable on a national securities or commodities exchange. Furthermore, the Fund will engage in such transactions in unlisted options or futures only with dealers who have high credit standing as determined by the Investment Manager.

Foreign Investments
-------------------

      To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

      Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions
---------------------


      The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements
---------------------

      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 10% of the Fund's total assets.

Reverse Repurchase Agreements
-----------------------------

      The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

      When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Swap Arrangements
-----------------

      The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specific period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

      Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecast, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

When-Issued Securities
----------------------

      The Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends on equity securities are not payable. No income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Rule 144A Securities
--------------------

      Subject to the percentage limitation on illiquid and restricted securities noted above, the Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

      The Fund has undertaken with a state securities authority that, for so long as the Fund's shares are required to be registered for sale in such state, the Fund's investments in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A or Regulation S under the Securities Act of 1933, will be limited to 5% of total assets.

Industry Classifications
------------------------


      In determining how much of the Fund's portfolio is invested in a given industry, the industry classifications set forth below, grouped by sectors, are currently used. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages, credit card receivables, etc.

Basic Industries              Consumer Staple        Science & Technology
----------------              ---------------        --------------------
Chemical                      Business Service       Aerospace
Diversified                   Container              Computer Software & Service
Electrical Equipment          Drug                   Electronic Components
Forest Products               Food & Beverage        Electronic Equipment
Machinery                     Hospital Supply        Office Equipment
Metal & Mining                Personal Care
Railroad                      Printing & Publishing
Truckers                      Tobacco

Utility                       Energy                        Consumer Cyclical
-------                       ------                        -----------------
Electric                      Oil Refining and Marketing    Airline
Gas                           Oil Production                Automotive
Gas Transmission              Oil Service                   Building
Telephone                                                   Hotel & Restaurant
                              Finance                       Photography
Other                         -------                       Recreation
-----                         Bank                          Retail Trade
Trust Certificates --         Financial Service             Textile & Apparel
  Government Related Lending  Insurance
Asset-backed--Mortgages
Asset-backed -- Credit
  Card Receivables


Other Investment Limitations
----------------------------

      Pursuant to the policies of certain state securities authorities, the Fund will not invest in real estate limited partnerships, oil, gas or mineral development limited partnerships, or in oil, gas or mineral leases for so long as Fund shares are required to be registered for sale in the relevant state.

      The Fund has undertaken with a state securities authority that, for so long as the Fund's shares are required to be registered for sale in such state, the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of its net assets and included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange.

               DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

      As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

      U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

  [bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;


  [bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and


  [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.


      U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

      In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

      The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

      Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

      Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

      Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by Standard & Poor's Corporation ("S&P") or Prime by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's. Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

      The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

                      RATING CATEGORIES OF DEBT SECURITIES

      Set forth below is a description of S&P corporate bond and debenture ratings for securities which are deemed to be investment grade:

            AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

            AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

            A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

            BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

      Set forth below is a description of Moody's corporate bond and debenture ratings for securities which are deemed to be investment grade:

            Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the case of Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      1, 2 or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its rating category.

      In the event applicable rating agencies lower the ratings of debt instruments held by the Fund and the action results in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                            TRUSTEES AND OFFICERS

      The Trustees and officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

      *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President and as Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

      *Charles S. Glovsky, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

      *Rudolph K. Kluiber, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 36. His principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst for State Street Research & Management Company.

      *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 52. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

      +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

      +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 69. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

      *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 44. His principal occupation is Executive Vice President, Treasurer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.



----------------------------------
* or +  See footnotes on page 22

      *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, has served as Secretary and General Counsel of the Trust since May 1995. He is 40. His principal occupation is Senior Vice President and General Counsel of State Street Research & Management Company. During the past five years he has also served as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

      *+Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

      +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 63. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

      +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 71. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.


      +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 57. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.


      +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
58. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

      *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 53. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board, President, Chief Executive Officer and Director of State Street Research Investment Services, Inc.

--------------------------------
* or +  See footnotes on page 22

      +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 71. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.































-----------------------------
* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.


+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, MetLife - State Street Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

      As of October 31, 1995, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:


                  Shareholder                         %
                  -----------                        ---


Class A           Merrill Lynch                     33.0
Class B           Merrill Lynch                     60.1
Class C           George F. Bennett                 10.4
                  Dudley F. Wade                     5.8
                  Metropolitan Life                 23.0
                  U.S. Trust Company                20.2
                  World Cup USA                     18.9
Class D           Merrill Lynch                     45.6

      The full name and address of each of the above persons or entities are as follows:


Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)
One Liberty Plaza
165 Broadway
New York, New York  10080

George F. Bennett
c/o State Street Research
Shareholder Services
One Financial Center
Boston, Massachusetts 02111

Dudley F. Wade
c/o State Street Research
Shareholder Services
One Financial Center
Boston, Massachusetts 02111

Metropolitan Life Insurance Company (a)
One Madison Avenue
New York, New York  10010


United States Trust Company (b)(c)
770 Broadway
New York, New York   10003

World Cup USA 1994 Inc.
c/o State Street Research
Shareholder Services
One Financial Center
Boston, Massachusetts 02111



------------------------

(a) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.


(b) The Fund believes that such entity does not have beneficial ownership of such shares.

(c) United States Trust Company holds such shares as trustee under certain employee benefit plans serviced by Metropolitan.

      As of October 31, 1995, the Trustees and officers of the Fund as a group owned approximately 5.7% and 1.2%, respectively, of the Fund's outstanding Class A and Class C shares.


      Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of the Fund's shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

      During the fiscal year ended September 30, 1995, the Trustees were compensated as follows:


--------------------------------------------------------------------------------
                                                                Total
                                                             Compensation
                                Aggregate                   From Trust and
                              Compensation                   Complex Paid
      Name of Trustee         From Trust(a)                  to Trustees(b)
--------------------------------------------------------------------------------

Edward M. Lamont                 $    0                         $ 61,271
Robert A. Lawrence               $7,150                         $ 88,435
Dean O. Morton                   $7,750                         $100,185
Thomas L. Phillips               $6,950                         $ 67,285
Toby Rosenblatt                  $    0                         $ 61,271
Michael S. Scott Morton          $8,150                         $101,535
Ralph F. Verni                   $    0                         $      0
Jeptha H. Wade                   $7,250                         $ 73,385

(a) Includes compensation from multiple Series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation from Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser, comprising a total of 29 series. The Trust does not provide any pension or retirement benefits for the Trustees.


                          INVESTMENT ADVISORY SERVICES

      State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.


      The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund, as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended September 30, 1993, 1994 and 1995, the Fund's investment advisory fee prior to the assumption of fees or expenses was $145,523, $813,880 and $1,750,735, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $0, $26,269 and $0, respectively.


      Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee up to the amount of any expenses (excluding permissible items, such as brokerage commissions, Rule 12b-1 Distribution Plan payments, interest, taxes and litigation expenses) paid or incurred by the Fund in any fiscal year which exceed specified percentages of the average daily net assets of the Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

      The Advisory Agreement provides that it shall continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

      Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.


      Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                      PURCHASE AND REDEMPTION OF SHARES

      Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

      Public Offering Price. The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

      Reduced Sales Charges. For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes:
(i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

      Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

      An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase.

Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

      A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

      Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the Fund and Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit sufficient information to show that they qualify for the Right of Accumulation.

      Class C Shares. Class C shares are currently available to certain benefit plans such as qualified retirement plans which meet criteria relating to level of assets, number of participants, service agreements, or similar factors; banks and insurance companies; endowment funds of nonprofit organizations with substantial minimum assets; and other similar institutional investors.

      Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

      Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                               NET ASSET VALUE

      The net asset values of the shares of the Fund are determined once daily as of the close of the New York Stock Exchange ("NYSE"), ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed for New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value per share of the Fund is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

      In determining the values of the portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.

      In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.

      Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover
------------------

      The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus. The portfolio turnover rates for the fiscal years ended September 30, 1994 and 1995 were 167.08% and 214.59%, respectively.

      The Investment Manager believes the portfolio turnover rate for the fiscal year ended September 30, 1994 was significantly higher than that for the previous fiscal year because of sales of portfolio securities which had reached attractive levels or to shift from one industry sector to another, consistent with changes in the Fund's view of the economy.


      The Investment Manager believes the portfolio turnover rate for the fiscal year ended September 30, 1995, was significantly higher than that for the previous fiscal year because of the level of sales of securities that had gained from the strong performance of the market through the time of such sales and because of the level of purchases of securities which became attractive at market lows.


Brokerage Allocation
--------------------

      The Fund and the Investment Manager seek the best overall execution of purchase or sale orders and the most favorable net price in securities transactions consistent with their judgment as to the business qualifications of the various broker or dealer firms with which the Fund may do business. Decisions with respect to the market in which the transaction is to be completed, and to the allocation of orders among brokers or dealers, are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to the performance, integrity and financial responsibility of the various firms as well as to their demonstrated execution experience and capability generally and in regard to particular markets or securities and, in agency transactions, to the competitiveness of the commission rates (or in principal transactions of the net prices) they charge. The Investment Manager keeps current as to the range of rates or prices charged by various firms and against this background evaluates the reasonableness of a commission or price charged with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm.

      When it appears that a number of firms can satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which such firms have provided in the past or may provide in the future. Among such other services are the supplying of supplemental investment research, general economic and political information, analytical and statistical data, relevant market information and daily market quotations for computation of net asset value. In this connection it should be noted that a substantial portion of brokerage commissions paid, or principal transactions entered, by the Fund may be with brokers and investment banking firms which, in the normal course of business, publish statistical, research and other material which is received by the Investment Manager and which may or may not prove useful to the Investment Manager, the Fund or other clients of the Investment Manager.

      Neither the Fund nor the Investment Manager has any definite agreements with any firm as to the amount of business which that firm may expect to receive for services supplied or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of business. These understandings are honored to the extent possible in accordance with the policy set forth above. Neither the Fund nor the Investment Manager intends to pay a firm in excess of that which another would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Fund and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund during the fiscal years ended September 30, 1995, 1994 and 1993 amounted to approximately $990,000, $431,000 and $60,000, respectively. The Investment Manager believes that the increase in brokerage commissions for the fiscal year ended September 30, 1995, compared to the prior two fiscal years is attributed to the investment of proceeds from the increased sale of Fund shares and general investment activity for a larger portfolio during a volatile period for the kinds of securities held by the Fund, when both profit-taking and purchase opportunities were presented. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

      Occasions may arise when the Investment Manager determines that an investment in a particular security, or the disposition of a particular security, is simultaneously a proper investment decision for the Fund as well as for the portfolio of one or more of its other clients. In this event, a purchase or sale, as the case may be, of any such security on any given day will be normally averaged as to price and allocated as to amount among the several clients in a manner deemed equitable to each client.

      On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Fund. In some instances, this procedure may affect the price and size of the positions obtainable for the Fund.


                             CERTAIN TAX MATTERS

Federal Income Taxation of the Fund
-----------------------------------

      The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies) or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

      The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date). Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

      If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

      The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments
-------------------------------------------------

      Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

      Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required to maintain its status as a regulated investment company under Subchapter M of the Code and to avoid the 4% excise tax described above.

      Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders
---------------------------------------

      Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.

      Distributions by the Fund result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND


      State Street Research Capital Trust (formerly, State Street Capital Trust) is currently comprised of the following series: State Street Research Capital Fund, State Street Research Small Capitalization Growth Fund and State Street Research Small Capitalization Value Fund. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes.


      The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the

Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended September 30, 1993, 1994 and 1995, total sales charges on Class A shares paid to the Distributor amounted to $144,385, $392,042 and $799,572, respectively. For the same periods the Distributor retained $1,314, $18,627 and $92,294, respectively, after reallowance of concessions to dealers.

      The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.


      On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission on the shares sold as described in the Prospectus. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


      For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:


                Fiscal Year               Fiscal Year         Fiscal Period Ended
        Ended September 30, 1995   Ended September 30, 1994  September 30, 1993
        ------------------------   ------------------------  ------------------
         Contingent   Commissions  Contingent   Commissions  Contingent   Commissions
          Deferred      Paid to     Deferred      Paid to     Deferred      Paid to
        Sales Charges   Dealers   Sales Charges   Dealers   Sales Charges   Dealers
        -------------   -------   -------------   -------   -------------   -------
Class A         $0     $707,278          $0        $373,415      $0       $143,071

Class B   $192,789   $3,836,570      $9,484      $2,308,457      $0        $63,093

Class D     $9,688     $410,729        $343        $343,572      $0         $5,207

      The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing assistance to investors on an ongoing basis,
(2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues and other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

      The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or

Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.


      During the fiscal year ended September 30, 1995, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:


                                    Class A        Class B      Class D
                                    -------        -------      -------

Advertising                           $ 0     $        0      $      0

Printing and mailing
 of prospectuses to
 other than current
 shareholders                           0              0             0


Compensation to dealers            81,664      1,159,597       566,144


Compensation to sales
 personnel                              0              0             0

Interest                                0              0             0

Carrying or other
 financing charges                      0              0             0


Other expenses: marketing; general      0              0             0
                                  -------     ----------      --------
Total fees                        $81,664     $1,159,597      $566,144
                                  =======     ==========      ========


The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

      No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

      To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                       CALCULATION OF PERFORMANCE DATA

      The average annual total return ("standard total return") of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until February 17, 1993, when Class A and Class C designations were assigned, and March 15, 1993, when Class B and Class D designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.

      The performance data reflects Rule 12b-1 fees and sales charges as set forth below:

              Rule 12b-1 Fees                             Sales Charges
         --------------------------                --------------------------
Class    Amount       Period
-----    ------       ------

  A      0.25%    February 17, 1993                Maximum 4.5% sales charge
                  to present; fee will reduce      reflected
                  performance for periods after
                  February 17, 1993

  B      1.00%    March 15, 1993 to present; fee   1- and 5-year periods
                  will reduce performance for      reflect a 5% and a
                  periods after March 15, 1993     2% contingent deferred
                                                   sales charge, respectively

  C      0.00%    Since commencement of            None
                  operations to present

  D      1.00%    March 15, 1993 to present; fee   1-year period reflects
                  will reduce performance for      a 1% contingent
                  periods after March 15, 1993     deferred sales charge

      All calculations of performance data in this section reflect the voluntary measures by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return
------------

      The average annual total returns ("standard total return") of each class of the Fund's shares were as follows:

                                           Five Years           One Year
                    Ten Years Ended           Ended              Ended
                  September 30, 1995   September 30, 1995  September 30, 1995
                  ------------------   ------------------  ------------------
Class A                 19.66%               27.98%               30.79%
Class B                 20.01%               28.59%               30.90%
Class C                 20.32%               29.40%               37.30%
Class D                 20.04%               28.79%               35.07%


      Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                P(1+T)n = ERV

Where:    P      =     a hypothetical initial payment of $1,000

          T      =     average annual total return

          n      =     number of years

          ERV    =     ending redeemable value at the end of the designated
                       period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses
----------------

     Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

     Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund will be lower.

Nonstandardized Total Return
----------------------------


     The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the period since the effectiveness of the Fund's Registration Statement under the Investment Company Act of 1940 (March 25, 1984) and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted, any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example, the Fund's nonstandardized total returns for the six months ended September 30, 1995, without taking sales charges into account, were as follows:

     Class A     29.72%
     Class B     29.15%
     Class C     29.85%
     Class D     29.19%



                                  CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                           INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P. One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of certain financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.


     The following financial statements are for the Fund's fiscal year ended September 30, 1995:

STATE STREET RESEARCH CAPITAL FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
September 30, 1995

--------------------------------------------------------------------------------
                                                                       Value
                                                      Shares         (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS 90.7%
Basic Industries 5.3%
Chemical 1.9%
Potash Corp. of Saskatchewan, Inc.                    79,500       $  4,948,875
Rohm & Haas Co.                                       41,400          2,499,525
                                                                   ------------
                                                                      7,448,400
                                                                   ------------
Diversified 0.0%
Thermedics, Inc.*                                      8,100            160,988
                                                                   ------------
Electrical Equipment 0.9%
Philips Electronics NV                                30,900          1,506,375
Trimble Navigation, Ltd.*                             75,900          1,916,475
                                                                   ------------
                                                                      3,422,850
                                                                   ------------
Machinery 2.5%
AGCO Corp.                                            87,600          3,985,800
Elsag Bailey Process Automation NV                    78,800          2,570,850
UCAR International, Inc.*                             55,500          1,512,375
Wolverine Tube, Inc.*                                 54,800          2,075,550
                                                                   ------------
                                                                     10,144,575
                                                                   ------------
Metal & Mining 0.0%
Carbide/Graphite Group, Inc.*                          9,500            134,187
                                                                   ------------
Total Basic Industries                                               21,311,000
                                                                   ------------
Consumer Cyclical 27.1%
Airline 4.2%
AMR Corp.*                                            55,000          3,966,875
Atlas Air, Inc.*                                      20,000            445,000
British Airways PLC ADR                               26,300          1,877,163
KLM Royal Dutch Air Lines                             51,400          1,799,000
Northwest Airlines Corp. Cl. A*                      110,000          4,675,000
UAL Corp.*                                            23,900          4,083,912
                                                                   ------------
                                                                     16,846,950
                                                                   ------------
Automotive 1.4%
Danaher Corp.                                         24,800            812,200
Exide Corp.                                           88,300          4,415,000
Team Rental Group, Inc. Cl. A*                        32,600            326,000
                                                                   ------------
                                                                      5,553,200
                                                                   ------------
Building 0.7%
Owens-Corning Fiberglas Corp.*                        40,500          1,807,312
Stimsonite Corp.*                                     80,300            963,600
                                                                   ------------
                                                                      2,770,912
                                                                   ------------
Hotel & Restaurant 6.3%
Circus Circus Enterprises, Inc.*                      18,500            518,000
Doubletree Corp.*                                     33,600            747,600
Hotel & Restaurant (cont'd)
Harrah's Entertainment, Inc.                         138,600       $  4,054,050
HFS, Inc.                                            148,200          7,761,975
La Quinta Inns, Inc.                                 150,125          4,203,500
Lone Star Steakhouse & Saloon, Inc.*                  73,600          3,017,600
Renaissance Hotel Group NV                            86,500          1,535,375
Station Casinos, Inc.*                                50,700            779,512
Trump Hotels & Casino Resorts, Inc.*                 173,900          2,956,300
                                                                   ------------
                                                                     25,573,912
                                                                   ------------
Recreation 1.2%
American Radio Systems Corp.*                         15,900            393,525
Anthony Industries, Inc.                              37,900            715,363
Oakley, Inc.*                                        121,800          3,608,325
                                                                   ------------
                                                                      4,717,213
                                                                   ------------
Retail Trade 7.8%
BT Office Products International, Inc.*              110,300          1,447,688
CompUSA, Inc.*                                        27,700          1,191,100
Corporate Express, Inc.*                              43,500          1,060,313
Department 56, Inc.*                                  19,300            902,275
General Nutrition Centers, Inc.*                      59,200          2,693,600
Industrie Natuzzi SPA ADR                             37,200          1,325,250
Just For Feet, Inc.*                                 181,250          5,573,437
Office Depot Inc.*                                    95,800          2,885,975
Office Max, Inc.*                                      7,600            184,300
Petsmart, Inc.*                                       46,800          1,579,500
Pier 1 Imports, Inc.                                  22,105            223,813
Sunglass Hut International, Inc.*                    245,400         12,270,000
                                                                   ------------
                                                                     31,337,251
                                                                   ------------
Textile & Apparel 5.5%
Fila Holdings SPA ADR                                106,400          3,763,900
Men's Wearhouse, Inc.*                               131,350          4,728,600
Nautica Enterprises, Inc.*                           126,700          4,339,475
Tommy Hilfiger Corp.                                 194,700          6,327,750
Wolverine World Wide, Inc.                           103,800          2,841,525
                                                                   ------------
                                                                     22,001,250
                                                                   ------------
Total Consumer Cyclical                                             108,800,688
                                                                   ------------
Consumer Staple 8.8%
Business Service 3.1%
Black Box Corp.                                       36,500            675,250
HBO & Co.                                            110,300          6,893,750
Medaphis Corp.*                                      148,000          4,144,000
U.S. Office Products Co.*                             44,000            665,500
                                                                   ------------
                                                                     12,378,500
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Value
                                                      Shares         (Note 1)
--------------------------------------------------------------------------------
Drug 1.7%
Amerisource Health Corp.*                             19,200       $    518,400
Cephalon, Inc.*                                      191,300          5,260,750
Magainin Pharmaceuticals, Inc.*                       67,200            730,800
Vertex Pharmaceuticals, Inc.*                         24,600            461,250
                                                                   ------------
                                                                      6,971,200
                                                                   ------------
Food & Beverage 0.9%
Starbucks Corp.*                                      97,800          3,704,175
                                                                   ------------
Printing & Publishing 0.1%
British Sky Broadcasting Group ADR                    12,200            440,725
                                                                   ------------
Tobacco 3.0%
Philip Morris Companies, Inc.                        120,600         10,070,100
RJR Nabisco Holdings Corp.                            61,200          1,981,350
                                                                   ------------
                                                                     12,051,450
                                                                   ------------
Total Consumer Staple                                                35,546,050
                                                                   ------------
Finance 7.9%
Bank 3.1%
Bankers Trust New York Corp.                          50,800          3,568,700
Chase Manhattan Corp.                                 32,900          2,011,013
Chemical Banking Corp.                               113,300          6,897,137
                                                                   ------------
                                                                     12,476,850
                                                                   ------------
Financial Service 1.1%
Charles Schwab Corp.                                  42,800          1,198,400
Countrywide Credit Industries, Inc.                   70,000          1,645,000
Franklin Resources, Inc.                              26,300          1,515,537
                                                                   ------------
                                                                      4,358,937
                                                                   ------------
Insurance 3.7%
Aetna Life & Casualty Insurance Co.                   52,000          3,815,500
Cigna Corp.                                           34,500          3,592,313
MBNA Corp.                                           129,300          5,382,112
Saint Paul Companies, Inc.                            38,600          2,253,275
                                                                   ------------
                                                                     15,043,200
                                                                   ------------
Total Finance                                                        31,878,987
                                                                   ------------
Science & Technology 39.2%
Aerospace 1.4%
Boeing Co.                                            54,100          3,692,325
United Technologies Corp.                             22,400          1,979,600
                                                                   ------------
                                                                      5,671,925
                                                                   ------------
Computer Software & Service 10.0%
Accom, Inc.                                           11,100       $     97,125
Ascend Communications, Inc.*                          24,400          1,952,000
Bay Networks, Inc.*                                   70,100          3,741,588
Cabletron Systems, Inc.*                              11,400            750,975
Checkfree Corp.                                       13,300            266,000
Cisco Systems, Inc.*                                  83,900          5,789,100
Computer Associates International, Inc.               45,000          1,901,250
Geoworks*                                            150,000          2,887,500
Intuit, Inc.*                                         37,600          1,767,200
Microsoft Corp.*                                      29,500          2,669,750
Peoplesoft, Inc.*                                     18,200          1,653,925
Plaintree Systems, Inc.*                              32,800            278,800
SAP AG ADR+                                           45,900          2,518,762
Softkey International, Inc.*                          46,200          2,044,350
3Com Corp.*                                          111,300          5,064,150
Xilinx, Inc.*                                        138,200          6,650,875
                                                                   ------------
                                                                     40,033,350
                                                                   ------------
Electronic Components 12.7%
AVX Corp.*                                            36,100          1,209,350
Altera Corp.*                                         45,500          2,838,062
Atmel Corp.*                                          69,900          2,359,125
LSI Logic Corp.*                                     164,600          9,505,650
MEMC Electronic Materials, Inc.*                      51,000          1,383,375
Maxim Integrated Products, Inc.*                      32,100          2,375,400
Sanmina Holdings, Inc.*                               79,300          3,786,575
Texas Instruments, Inc.                              277,900         22,197,263
VLSI Technology, Inc.*                               103,100          3,531,175
Vishay Intertechnology, Inc.                          46,000          1,932,000
                                                                   ------------
                                                                     51,117,975
                                                                   ------------
Electronic Equipment 10.8%
ASM Lithography Holdings NV*                          66,500          2,917,688
Brooks Automation, Inc.*                              30,100            647,150
DSC Communications Corp.*                            109,200          6,470,100
Exide Electronics Group, Inc.*                       132,700          2,488,125
KLA Instruments Corp.*                                47,300          3,795,825
LTX Corp.*                                            81,400          1,027,675
Lam Research Corp.*                                   81,200          4,851,700
Nokia Corp. ADR                                      225,300         15,714,675
Samsung Electronic GDR*                                  481             34,151
Tencor Instruments, Inc.*                             37,800          1,672,650
Teradyne, Inc.*                                      107,000          3,852,000
                                                                   ------------
                                                                     43,471,739
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Value
                                                      Shares         (Note 1)
--------------------------------------------------------------------------------
Office Equipment 4.3%
Hewlett-Packard Co.                                   92,000       $  7,670,500
Komag, Inc.*                                          47,000          3,072,625
Stormedia, Inc.*                                      41,800          1,891,450
U.S. Robotics Corp.                                   55,700          4,748,425
                                                                   ------------
                                                                     17,383,000
                                                                   ------------
Total Science & Technology                                          157,677,989
                                                                   ------------
Utility 2.4%
Telephone 2.4%
ADC Telecommunications, Inc.*                         34,100          1,551,550
Metrocall, Inc.*                                      40,700          1,129,425
Nera AS ADR*                                          12,500            429,687
Total Access Communications Public Co. Ltd.+         270,500          1,707,667
Vodafone Group PLC ADR                                74,700          3,062,700
Worldcom, Inc.*                                       51,600          1,657,650
                                                                   ------------
                                                                      9,538,679
                                                                   ------------
Total Utility                                                         9,538,679
                                                                   ------------
Total Common Stocks (Cost $301,677,249)                             364,753,393
                                                                   ------------

--------------------------------------------------------------------------------
                                         Principal    Maturity
                                          Amount        Date
--------------------------------------------------------------------------------
COMMERCIAL PAPER 12.6%
American Express Credit Corp., 5.75%   $ 4,234,000   10/04/1995       4,234,000
Cargill, Inc., 5.70%                    10,000,000   10/06/1995       9,992,083
Commercial Credit Co., 5.74%             6,000,000   10/02/1995       6,000,000
General Electric Capital Corp.,
  5.75%                                  7,168,000   10/06/1995       7,168,000
General Electric Capital Corp.,
  5.72%                                 10,207,000   10/11/1995      10,207,000
Household Finance Corp., 5.75%           2,066,000   10/02/1995       2,066,000
Household Finance Corp., 5.72%          10,955,000   10/02/1995      10,955,000
                                                                    -----------
Total Commercial Paper (Cost $50,622,083)                            50,622,083
                                                                    -----------
Total Investments (Cost $352,299,332)--103.3%                       415,375,476
Cash and Other Assets, Less Liabilities--(3.3)%                     (13,329,388)
                                                                    -----------
Net Assets--100.0%                                                 $402,046,088
                                                                   ============

Federal Income Tax Information:

At September 30, 1995, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $352,305,326 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost               $65,854,672
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value                (2,784,522)
                                                                  ------------
                                                                   $63,070,150
                                                                  ============
--------------------------------------------------------------------------------
* Nonincome-producing securities
  ADR and GDR stand for American Depositary Receipt and Global Depository Receipt, representing ownership of foreign securities.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at September 30, 1995 were $3,389,633 and $4,226,429 (1.05% of net assets), respectively.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 1995

Assets
Investments, at value (Cost $352,299,332) (Note 1)     $415,375,476
Cash                                                            418
Receivable for securities sold                           14,249,078
Receivable for fund shares sold                           4,113,668
Dividends and interest receivable                           114,801
Other assets                                                 28,474
                                                       -------------
                                                        433,881,915
Liabilities
Payable for securities purchased                         30,864,547
Payable for fund shares redeemed                            354,372
Accrued distribution fee (Note 4)                           242,646
Accrued management fee (Note 2)                             232,522
Accrued transfer agent and shareholder services
  (Note 2)                                                   46,297
Accrued trustees' fees (Note 2)                               9,708
Other accrued expenses                                       85,735
                                                       -------------
                                                         31,835,827
                                                       -------------
Net Assets                                             $402,046,088
                                                       =============
Net Assets consist of:
 Unrealized appreciation of investments                $ 63,076,144
 Accumulated net realized gain                           30,696,695
 Shares of beneficial interest (Note 6)                 308,273,249
                                                       -------------
                                                       $402,046,088
                                                       =============
Net Asset Value and redemption price per share of
  Class A shares ($55,250,047 / 4,083,548 shares
  of beneficial interest)                                    $13.53
                                                       =============
Maximum Offering Price per share of Class A shares
  ($13.53 / .955)                                            $14.17
                                                       =============
Net Asset Value and offering price per share of
  Class B shares ($203,446,132 / 15,304,668 shares
  of beneficial interest)*                                   $13.29
                                                       =============
Net Asset Value, offering price and redemption
  price per share of Class C shares ($47,553,286 /
  3,482,260 shares of beneficial interest)                   $13.66
                                                       =============
Net Asset Value and offering price per share of
  Class D shares ($95,796,623 / 7,195,204 shares
  of beneficial interest)*                                   $13.31
                                                       =============
--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended September 30, 1995

Investment Income
Dividends, net of foreign taxes of $32,472              $ 1,046,064
Interest                                                  1,270,329
                                                        -------------
                                                          2,316,393
Expenses
Management fee (Note 2)                                   1,750,735
Transfer agent and shareholder services (Note 2)            375,398
Custodian fee                                               167,784
Reports to shareholders                                      96,816
Distribution fee--Class A (Note 4)                           81,664
Distribution fee--Class B (Note 4)                        1,159,597
Distribution fee--Class D (Note 4)                          566,144
Registration fees                                            59,957
Audit fee                                                    31,924
Trustees' fees (Note 2)                                      22,550
Legal fees                                                    8,106
Miscellaneous                                                18,227
                                                        -------------
                                                          4,338,902
                                                        -------------
Net investment loss                                      (2,022,509)
                                                        -------------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 3)         32,914,544
Net unrealized appreciation of investments               52,115,081
                                                        -------------
Net gain on investments                                  85,029,625
                                                        -------------
Net increase in net assets resulting from
  operations                                            $83,007,116
                                                        =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           Year ended September 30
                                     ----------------------------------
                                           1995               1994
------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss                    $ (2,022,509)      $ (1,070,897)
Net realized gain on investments*        32,914,544          1,127,123
Net unrealized appreciation of
  investments                            52,115,081          3,083,463
                                       --------------     -------------
Net increase resulting from
  operations                             83,007,116          3,139,689
                                       --------------     -------------
Distributions from net realized
  gains:
 Class A                                    (92,618)          (575,640)
 Class B                                   (320,406)        (1,273,467)
 Class C                                    (93,107)        (1,330,595)
 Class D                                   (164,154)          (477,827)
                                       --------------     -------------
                                           (670,285)        (3,657,529)
                                       --------------     -------------
Net increase from fund share
  transactions (Note 6)                 164,713,294        108,866,368
                                       --------------     -------------
Total increase in net assets            247,050,125        108,348,528
Net Assets
Beginning of year                       154,995,963         46,647,435
                                       --------------     -------------
End of year                            $402,046,088       $154,995,963
                                       ==============     =============
* Net realized gain for Federal
  income tax purposes
  (Note 1)                             $ 32,687,493       $  1,269,665
                                       ==============     =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 1995

Note 1

State Street Research Capital Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), formerly State Street Capital Trust, which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds: State Street Research Capital Fund, State Street Research Small Capitalization Growth Fund and State Street Research Small Capitalization Value Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Federal Income Taxes
No provision for Federal income taxes is necessary since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

C. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees equal to 1/16 of 1% (3/4 of 1% on an annual basis) of average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. The fees of the Trustees not currently affiliated with the Adviser amounted to $22,550 during the year ended September 30, 1995.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended September 30, 1995, the amount of such expenses was $206,722.

Note 3
For the year ended September 30, 1995, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $599,276,036 and $459,656,035, respectively.

Note 4
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1995, fees pursuant to such plan amounted to $81,664, $1,159,597 and $566,144 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $92,294 and $719, respectively, on sales of Class A shares of the Fund during the year ended September 30, 1995, and that MetLife Securities, Inc. earned commissions aggregating $3,383 and $275 on sales of Class B and Class D shares, respectively, and that the Distributor collected contingent deferred sales charges of $192,789 and $9,688 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 5
The Trustees declared a distribution of all capital gains realized during the year ended September 30, 1995 (approximately $.91 short-term and $.11 long-term per share), payable October 12, 1995 to shareholders of record on October 2, 1995.

STATE STREET RESEARCH CAPITAL FUND

--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At September 30, 1995, Metropolitan held of record 1,084,790 Class C shares of the Fund.

Share transactions were as follows:

                                                                             Year ended September 30
                                                        -----------------------------------------------------------------
                                                                     1995                              1994
                                                        ------------------------------   --------------------------------
Class A                                                    Shares           Amount          Shares            Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                               2,826,294      $ 32,048,209      1,741,014        $16,876,522
Issued upon reinvestment of distributions from net
   realized gains                                             8,771            82,615         45,553            443,337
Shares repurchased                                         (756,484)       (8,537,685)      (477,056)        (4,581,945)
                                                          -----------      -----------      -----------      -------------
Net increase                                              2,078,581      $ 23,593,139      1,309,511        $12,737,914
                                                          ===========      ===========      ===========      =============
Class B                                                    Shares           Amount           Shares           Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                               9,420,000      $106,150,791      6,253,883        $59,862,105
Issued upon reinvestment of distributions from net
   realized gains                                            31,685           294,989         56,834            551,032
Shares repurchased                                       (1,616,639)      (17,716,667)      (384,236)        (3,668,935)
                                                          -----------      -----------      -----------      -------------
Net increase                                              7,835,046      $ 88,729,113      5,926,481        $56,744,202
                                                          ===========      ===========      ===========      =============
Class C                                                    Shares           Amount           Shares           Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                               1,284,385      $ 16,174,374        601,695        $ 6,274,545
Issued upon reinvestment of distributions from net
   realized gains                                             8,899            84,452        131,398          1,284,834
Shares repurchased                                         (211,276)       (2,192,278)       (87,138)          (849,817)
                                                          -----------      -----------      -----------      -------------
Net increase                                              1,082,008      $ 14,066,548        645,955        $ 6,709,562
                                                          ===========      ===========      ===========      =============
Class D                                                    Shares           Amount           Shares           Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                               4,045,991      $ 46,180,380      3,746,426        $36,243,191
Issued upon reinvestment of distributions from net
   realized gains                                            16,713           155,761         22,846            220,144
Shares repurchased                                         (710,067)       (8,011,647)      (408,826)        (3,788,645)
                                                          -----------      -----------      -----------      -------------
Net increase                                              3,352,637      $ 38,324,494      3,360,446        $32,674,690
                                                          ===========      ===========      ===========      =============

STATE STREET RESEARCH CAPITAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                         Class A                                        Class B
                                       ------------------------------------------     ---------------------------------------------
                                                                 February 17, 1993
                                                                   (Commencement                                  March 15, 1993
                                                                  of Share Class                                  (Commencement
                                         Year ended September 30   Designations) to    Year ended September 30   of Share Class
                                         -----------------------     September 30,     -----------------------   Designations) to
                                        1995**        1994             1993           1995**         1994       September 30, 1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year      $  9.92      $ 10.43          $  8.03         $   9.82     $ 10.40           $  8.68
Net investment loss                        (.04)        (.04)            (.03)            (.12)       (.08)             (.04)
Net realized and unrealized gain
  on investments                           3.69          .28             2.43             3.63         .25              1.76
Distributions from net realized
  gains                                    (.04)        (.75)            --               (.04)       (.75)             --
                                        -------      -------          -------         --------     -------           -------
Net asset value, end of year            $ 13.53      $  9.92          $ 10.43         $  13.29     $  9.82           $ 10.40
                                        =======      =======          =======         ========     =======           =======
Total return                              36.95%+       2.51%+          24.61%+++        35.90%+      1.79%+           19.82%+++
Net assets at end of year (000s)        $55,250      $19,891          $ 7,251         $203,446     $73,354           $16,044
Ratio of expenses to average
  net assets                               1.33%        1.41%            2.43%++          2.08%       2.16%             3.16%++
Ratio of net investment loss to
  average net assets                      (0.34)%      (0.55)%          (1.43)%++        (1.10)%     (1.28)%           (2.15)%++
Portfolio turnover rate                  214.59%      167.08%          129.57%          214.59%     167.08%           129.57%

                                                       Class C                                            Class D
                                 ----------------------------------------------------   -----------------------------------------
                                                                                                                 March 15, 1993
                                                                                             Year ended         (Commencement
                                               Year ended September 30                      September 30        of Share Class
                                 ----------------------------------------------------    ------------------     Designations) to
                                  1995**      1994       1993       1992       1991      1995**      1994      September 30, 1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year             $  9.99    $ 10.46    $  7.96     $  7.74    $  5.03    $  9.83    $ 10.39          $  8.68
Net investment loss                 (.01)      (.03)      (.06)       (.06)      (.08)      (.12)      (.09)            (.04)
Net realized and unrealized
   gain on investments              3.72        .31       3.90         .63       2.79       3.64        .28             1.75
Distributions from net
  realized  gains                   (.04)      (.75)     (1.34)       (.35)        --       (.04)      (.75)            --
                                 -------    -------    -------     -------    -------    -------    -------          --------
Net asset value, end of year     $ 13.66    $  9.99    $ 10.46     $  7.96    $  7.74    $ 13.31    $  9.83          $ 10.39
                                 =======    =======    =======     =======    =======    =======    =======          ========
Total return                       37.30%+     2.91%+    55.46%+      7.34%+    53.88%+    36.07%+     2.00%+          19.70%+++
Net assets at end of year
   (000s)                        $47,553    $23,967    $18,342     $11,654    $10,939    $95,797    $37,783          $ 5,011
Ratio of expenses to average
   net assets                       1.08%      1.16%      2.11%       1.54%      1.88%      2.08%      2.16%            3.16%++
Ratio of net investment loss
  to  average net assets           (0.07)%    (0.32)%    (1.30)%     (0.86)%    (1.14)%    (1.09)%    (1.28)%          (2.16)%++
Portfolio turnover rate           214.59%    167.08%    129.57%     124.94%    219.62%    214.59%    167.08%          129.57%

++Annualized

**Per-share figures have been calculated using the average shares method.

+Total return figures do not reflect any front-end or contingent deferred sales charges.

++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.

STATE STREET RESEARCH CAPITAL FUND

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Capital Trust and Shareholders of
State Street Research Capital Fund

We have audited the accompanying statement of assets and liabilities of State Street Research Capital Fund, including the schedule of portfolio investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for Class C, for each of the two years in the period then ended and the period February 17, 1993 (commencement of share class designations) to September 30, 1993 for Class A, and for each of the two years in the period then ended and the period March 15, 1993 (commencement of share class designations) to September 30, 1993 for Class B and Class D, respectively. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Capital Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Class C, for each of the two years in the period then ended and the period February 17, 1993 (commencement of share class designations) to September 30, 1993 for Class A, and for each of the two years in the period then ended and the period March 15, 1993 (commencement of share class designations) to September 30, 1993 for Class B and Class D, respectively, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 3, 1995

STATE STREET RESEARCH CAPITAL FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Capital Fund outperformed the average return for Lipper Analytical Services' Capital Appreciation Fund category for the 12 months ended September 30, 1995 (does not reflect sales charges).

On September 30, 1995, a substantial portion of the Fund's portfolio was invested in technology stocks in various industries. Technology stocks, and particularly semiconductor stocks, have led the stock market in 1995, just as they did in 1994. Our focus over the past year has been on electronic equipment and component stocks.

Retail stocks also provided strong performance for the Fund, even though the overall retail sector performed poorly in 1995. We looked for stocks that offered high growth rates.

For the twelve months ended September 30, 1995, the Fund's turnover rate stood at 215%. This higher turnover rate was partly the result of selling stocks that had gained from this year's strong overall stock performance. In addition, market declines led the Fund's manager to buy stocks that offered compelling values.

The Standard & Poor's Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Although the Fund was established as a personal holding company in 1967, performance results cover the period since the Fund commenced operations as a registered investment company on March 25, 1984. Shares of the Fund were first publicly available in 1987 to institutions and existing shareholders only. The Fund commenced a continuous offering to the general public on February 17, 1993. During the period that shares were not offered to the general public, the Fund was not subject to the cash inflows or higher level of redemptions or expenses that could occur when shares are continuously offered to the public. Performance for a class includes periods prior to the adoption of class designations. Performance reflects up to maximum 4.5% front-end or 5% contingent deferred sales charges. Performance prior to class designations in 1993 does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "D" shares, which will reduce subsequent performance.

                       Comparison Of Change In Value Of
                       A $10,000 Investment In Capital
                             Fund and The S&P 500
[line chart] Class A Shares

-------------------------------------------------------------
                    Average Annual Total Return
                    ---------------------------
1 Year                  5 Years               10 Years
------                  -------               --------
+30.79%                 +27.98%               +19.66%
-------------------------------------------------------------

                              Capital                    S&P
9/85                          $ 9,550                $10,000
9/86                           12,864                 13,174
9/87                           18,349                 18,894
9/88                           15,787                 16,553
9/89                           21,144                 22,007
9/90                           16,743                 19,974
9/91                           25,764                 26,184
9/92                           27,654                 29,075
9/93                           42,868                 32,846
9/94                           43,943                 34,054
9/95                           60,181                 44,171


[line chart] Class B Shares

-------------------------------------------------------------
                    Average Annual Total Return
                    ---------------------------
1 Year                  5 Years               10 Years
------                  -------               --------
+30.90%                 +28.59%               +20.01%
-------------------------------------------------------------

                              Capital                    S&P
9/85                          $10,000                $10,000
9/86                           13,470                 13,174
9/87                           19,213                 18,894
9/88                           16,531                 16,553
9/89                           22,140                 22,007
9/90                           17,532                 19,974
9/91                           26,978                 26,184
9/92                           28,957                 29,075
9/93                           44,810                 32,846
9/94                           45,613                 34,054
9/95                           61,988                 44,171




[line chart] Class C Shares

-------------------------------------------------------------
                    Average Annual Total Return
                    ---------------------------
1 Year                  5 Years               10 Years
------                  -------               --------
+37.30%                 +29.40%               +20.32%
-------------------------------------------------------------

                              Capital                    S&P
9/85                          $10,000                $10,000
9/86                           13,470                 13,174
9/87                           19,213                 18,894
9/88                           16,531                 16,553
9/89                           22,140                 22,007
9/90                           17,532                 19,974
9/91                           26,978                 26,184
9/92                           28,957                 29,075
9/93                           45,017                 32,846
9/94                           46,328                 34,054
9/95                           63,606                 44,171


[line chart] Class D Shares

-------------------------------------------------------------
                    Average Annual Total Return
                    ---------------------------
1 Year                  5 Years               10 Years
------                  -------               --------
+35.07%                 +28.79%               +20.04%
-------------------------------------------------------------

                              Capital                    S&P
9/85                          $10,000                $10,000
9/86                           13,470                 13,174
9/87                           19,213                 18,894
9/88                           16,531                 16,553
9/89                           22,140                 22,007
9/90                           17,532                 19,974
9/91                           26,978                 26,184
9/92                           28,957                 29,075
9/93                           44,767                 32,846
9/94                           45,662                 34,054
9/95                           62,131                 44,171

[legend for line charts]
solid line = Capital Fund
broken rule = S&P 500

--------------------------------------------------------------------------------
Report on Special Meeting of Shareholders
--------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research Capital Fund ("Fund"), along with shareholders of other series of State Street Research Capital Trust ("Meeting"), was held on August 25, 1995, as continued on September 22, 1995. The results of the Meeting are set forth below.

                                                                               Votes (millions)
                                                                               ---------------
                                                                               For     Withheld
                                                                               ---     --------
1. The following persons were elected as Trustees:

   Edward M. Lamont                                                           15.3        1
   Robert A. Lawrence                                                         15.3        1
   Dean O. Morton                                                             15.4        1
   Thomas L. Phillips                                                         15.3        1
   Toby Rosenblatt                                                            15.4        1
   Michael S. Scott Morton                                                    15.3        1
   Ralph F. Verni                                                             15.4        1
   Jeptha H. Wade                                                             15.3        1

                                                                               Votes (millions)
                                                                             ---------------------
                                                                             For  Against  Abstain
                                                                             ---  -------  -------
2. The Fund's following investment policies were reclassified from fundamental policies to nonfundamental policies:

   a. The policy regarding investments in securities of companies with
      less than three (3) years' continuous operation;                       9.9      0.7      1.2

   b. The policy regarding investments in illiquid securities;               9.8      0.8      1.3

   c. The policy regarding purchase of securities on margin and short
      sales of securities;                                                   9.8      0.8      1.2

   d. The policy regarding transactions in options and futures; and          9.8      0.8      1.3

   e. The policy regarding investments in other investment companies.        9.9      0.7      1.3

3. The Fund's fundamental policy regarding investing in commodities and
   commodity contracts was amended.                                          9.7      0.9      1.3

4. The Fund's fundamental policy on lending was amended to clarify the
   permissibility of securities lending.                                     9.9      0.7      1.3

5. Class C shares will now be included under the Fund's Plan of
   Distribution Pursuant to Rule 12b-1.                                      2.2     0.05      0.5

6. The Master Trust Agreement was amended to eliminate the need for a vote by shareholders of the acquiring fund to approve a merger or
   consolidation, or acquisition of assets.                                 12.8      1.6      1.9

7. The selection of Coopers & Lybrand L.L.P. as the Trust's independent
   accountants was ratified.                                                15.0      0.1      1.2

                                       52